Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

NORTHERN OIL AND GAS, INC.

AND

THE HOLDERS PARTY HERETO

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of May 15, 2018, by and among Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), and TPG Specialty Lending, Inc., TOP III Finance 1, LLC and TAO Finance 1, LLC (together with any permitted transferees or assignee, each, a “Holder” and collectively, the “Holders”).

WHEREAS, this Agreement is made pursuant to the Subscription Agreement, dated as of March 18, 2018 (the “Subscription Agreement”), among the Company and TPG Specialty Lending, Inc., TOP III Finance 1, LLC and TAO Finance 1, LLC (collectively, the “TPG Investors”);

WHEREAS, pursuant to the Subscription Agreement, the TPG Investors acquired, in the aggregate, 8,000,000 shares (the “Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”) on the date hereof (the “Closing Date”); and

WHEREAS, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Holders pursuant to the Subscription Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions.

The terms set forth below are used herein as so defined:

“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Anticipated Registration Rights Agreements” means those certain Registration Rights Agreements, each to be entered into as of the Closing Date and as may be amended from time to time, (i) among the Company and certain holders of the Company’s 8.00% Senior Notes due 2020 (the “Exchange Rights Agreement”) and (ii) among the Company and TRT Holdings, Inc., Cresta Investments, LLC and Cresta Greenwood, LLC.

“Anticipated Rights Holders” means parties provided registration rights pursuant to the Anticipated Registration Rights Agreements.

“Business Day” means any day other than a day on which banks are permitted or required to be closed in New York City.

“Closing Date” has the meaning specified therefor in the recitals of this Agreement.

“Commission” means the U.S. Securities and Exchange Commission, including the staff thereof as applicable.

“Common Stock” has the meaning specified therefor in the recitals of this Agreement.

“Company” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Company Securities” has the meaning specified therefor in Section 2.04(d)(i).

“Effective Date” has the meaning specified therefor in Section 2.01(a).

“Effectiveness Deadline” has the meaning specified therefor in Section 2.01(a).

“Effectiveness Period” has the meaning specified therefor in Section 2.01(e).

“Exchange Act” means the Securities and Exchange Act of 1934, as amended.

“Exchange Registrable Shares” means the shares of Common Stock that are “Registrable Shares” as defined in the Exchange Rights Agreement.

“Exchange Rights Holders” means parties provided registration rights pursuant to the Exchange Rights Agreement.

“Expenses” has the meaning specified therefor in Section 2.10(a).

“Holder” and “Holders” have the meanings specified therefor in the introductory paragraph of this Agreement. A Person shall cease to be a Holder hereunder at such time as it ceases to hold any Registrable Shares.

“Indemnified Party” has the meaning specified therefor in Section 2.10(c).

“Indemnifying Party” has the meaning specified therefor in Section 2.10(c).

“Inspectors” has the meaning specified therefor in Section 2.06(l).

“Lock-up Period” has the meaning specified therefor in the Subscription Agreement.

“Losses” has the meaning specified therefor in Section 2.10(a).

“Managing Underwriter” means, with respect to any Underwritten Offering, the lead book-running manager(s) of such Underwritten Offering.

“Maximum Number of Shares” has the meaning specified therefor in Section 2.02(c).

“Other Registrable Securities” has the meaning specified therefor in Section 2.02(b).

“Other Securities” has the meaning specified therefor in Section 2.04(d)(i).

“Permitted Transferee” means with respect to any Holder, (i) an Affiliate of any Holder or any investment fund or other entity controlled or managed by any Holder, (ii) if such Holder is a partnership, a partner of such partnership, or to the estate of any such partner or the transferee by gift, will or intestate succession of any partner, (iii) if such Holder is a limited liability company, a member of such limited liability company, or to the estate of any such member or the transferee by gift, will or intestate succession of any member, and (iv) if such Holder is a corporation, a stockholder of such corporation, or to the estate of any such stockholder or the transferee by gift, will or intestate succession of any stockholder.

“Person” means any individual or entity of any type.

“Piggyback Underwritten Offering” has the meaning specified therefor in Section 2.04(a).

“Piggybacking Holder” has the meaning specified therefor in Section 2.04(a).

“pro rata” means, except as otherwise specified herein, with respect to each Holder, an amount determined by multiplying the applicable amount by the quotient obtained by dividing (a) the number of Registrable Shares held by the applicable Holder by (b) the number of Registrable Shares then held by all Holders.

“Records” has the meaning specified therefor in Section 2.06(l).

“Registrable Shares” means (i) the Shares, (ii) any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Shares, and (iii) any other securities issued in respect of, in exchange for or in substitution of the Shares.

“Registration Expenses” means all expenses, other than Selling Expenses, incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Shares on a Registration Statement and the disposition of such Registrable Shares, including, without limitation, all registration, filing, securities exchange listing fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, costs or expenses related to any roadshows conducted in connection with the marketing of any offering of Registrable Shares (except to the extent expressly included in Selling Expenses), and all word processing, duplicating and printing expenses and the fees and disbursements of counsel to the Company and the independent public accountants for the Company, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance, and the reasonable and documented fees and expenses of one counsel for all Holders in addition to one local counsel.

“Registration Statement” means (a) the Shelf Registration Statement and (b) any other registration statement of the Company filed or to be filed with the Commission under the Securities Act in which Registrable Shares are included in the securities registered thereby pursuant to this Agreement, including the prospectus included in the registration statement, as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the thereto, including post-effective amendments, and all materials incorporated or deemed to be incorporated by reference in such registration statement or prospectus.

“Requesting Holder” has the meaning specified therefor in Section 2.02(a).

“Rule 144” means Rule 144 promulgated under the Securities Act (or any similar rule or provision then in effect).

“Section 2.04 Maximum Number of Shares” has the meaning specified therefor in Section 2.04(d).

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means all (a) underwriting fees, discounts and selling commissions allocable to the sale of Registrable Shares, (b) transfer taxes allocable to the sale of the Registrable Shares, (c) costs or expenses related to any roadshows conducted in connection with the marketing of any offering of Registrable Shares in a Shelf Underwritten Offering, and (d) fees and expenses of any counsel engaged by any Holder that are not expressly included in Registration Expenses.

“Selling Holder” means a Holder selling Registrable Shares pursuant to a Registration Statement.

“Selling Holder Questionnaire” has the meaning specified therefor in Section 2.07.

“Shares” has the meaning specified therefor in the recitals of this Agreement.

“Shelf Piggybacking Holder” has the meaning specified therefor Section 2.02(b).

“Shelf Registration Statement” has the meaning specified therefor in Section 2.01(a), subject to Section 2.01(d).

“Shelf Underwritten Offering” has the meaning specified therefor in Section 2.02(a).

“Subscription Agreement” has the meaning specified therefor in the recitals of this Agreement.

“Underwritten Offering” means an offering (including an offering pursuant to the Shelf Registration Statement) in which shares of Common Stock are sold to an underwriter on a firm commitment basis for reoffering to the public.

“Underwritten Offering Filing” means, (a) with respect to a Shelf Underwritten Offering, a preliminary prospectus supplement (or prospectus supplement if no preliminary prospectus supplement is used) to the Shelf Registration Statement relating to such Shelf Underwritten Offering, and (b) with respect to a Piggyback Underwritten Offering, (i) a preliminary prospectus supplement (or prospectus supplement if no preliminary prospectus supplement is used) to an effective shelf Registration Statement (other than the Shelf Registration Statement) in which Registrable Securities could be included and Holders could be named as selling security holders without the filing of a post-effective amendment thereto (other than a post-effective amendment that becomes effective upon filing) or (ii) a Registration Statement (other than the Shelf Registration Statement), in each case relating to such Piggyback Underwritten Offering. An Underwritten Offering Filing shall not include a registration statement on a Form S-4 or S-8 or filed in connection with an exchange offer or any employee benefit or stock purchase and/or dividend reinvestment plan, an offering of securities solely to the Company’s existing stockholders, or a registration statement registering securities that are issuable solely upon conversion of debt securities or a registration statement solely with respect to an equity compensation plan.

Section 1.02 Registrable Shares.

Any Registrable Share will cease to be a Registrable Share when (a) a Registration Statement covering such Registrable Share has become effective under the Securities Act and such Registrable Share has been sold or disposed of pursuant to such Registration Statement; (b) such Registrable Share has been disposed of pursuant to any section of Rule 144 under the Securities Act; (c) such Registrable Share is held by the Company or one of its subsidiaries or ceases to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise); (d) such Registrable Share has been sold or disposed of in a transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such Registrable Share pursuant to Section 2.12; or (e) such Registrable Share becomes eligible for resale pursuant to Rule 144 without restriction, without being subject to any holding period, without manner of sale restrictions, and without volume limitations or the need for current public information. Any security that has ceased to be a Registrable Share shall not thereafter become a Registrable Share, and any security that is issued or distributed in respect of a security that has ceased to be a Registrable Share shall not be a Registrable Share.

ARTICLE II

REGISTRATION RIGHTS

Section 2.01 Shelf Registration.

(a) The Company shall prepare and file with the Commission, and use best efforts to cause to be declared effective as soon as practicable after the filing thereof, but in no event later than the earliest of (i) the ninetieth (90th) day after the Closing Date, (ii) the day preceding the expiration of the Lock-up Period and (iii) the day preceding the date a Holder is released from its lock-up pursuant to Section 7(e)(v) of the Subscription Agreement (the earliest of (i), (ii) or (iii), the “Effectiveness Deadline”), a Registration Statement under the Securities Act relating to the offer and sale or other distribution of all the Registrable Shares by the Holders thereof (the “Shelf Registration Statement”) from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act. Upon the earlier of the date that the Company receives oral confirmation from the staff of the Commission of the effectiveness of the Shelf Registration Statement or the date evidence of such effectiveness is received by the Company (the “Effective Date”), the Company shall notify the Holders of the effectiveness thereof. No shares of the Company’s Common Stock held by Anticipated Rights Holders shall be included in the Shelf Registration Statement if such inclusion could affect the Company’s eligibility to register the Registrable Shares pursuant to the Shelf Registration Statement, including without limitation, due to limitations on the use of Rule 415 under the Securities Act for the resale of such other shares of the Company’s Common Stock.

(b) [Intentionally omitted]

(c) The Shelf Registration Statement shall be on Form S-3 (or any equivalent or successor form) under the Securities Act or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statements as is then available to effect a registration for resale of the Registrable Shares; provided, however, that if the Company has filed the Shelf Registration Statement on Form S-1 and subsequently becomes eligible to use Form S-3 or any equivalent or successor form or forms, the Company shall promptly notify the Holders, but in any event within ten (10) Business Days, and, either upon the election of the Holders, the Company shall, or, with the prior written consent of the Holders of a majority of the Registrable Shares, the Company may, (i) file a post-effective amendment to the Shelf Registration Statement converting such Registration Statement on Form S-1 to a Registration Statement on Form S-3 or any equivalent or successor form or forms or (ii) file a successor Shelf Registration Statement on Form S-3 or any equivalent or successor form or forms, and withdraw the Shelf Registration Statement on Form S-1.

(d) Unless otherwise specifically stated herein, the term “Shelf Registration Statement” shall refer individually to the initial Shelf Registration Statement filed pursuant to Section 2.01(a) and to each subsequent Shelf Registration Statement, if any, filed pursuant to Section 2.01(c).

(e) Subject to Section 2.03, the Company shall use best efforts to cause the Shelf Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that the Shelf Registration Statement is available for the resale of all the Registrable Shares by the Holders, until the later of (i) two years following the Effective Date and (ii) such time that all Registrable Shares become eligible for resale pursuant to Rule 144 without restriction, without being subject to any holding period, without manner of sale restrictions, and without volume limitations or the need for current public information (the “Effectiveness Period”); provided, however, that the Effectiveness Period shall be extended for a period of time equal to any period that the effectiveness of the Shelf Registration Statement is delayed and for any period of time that the Holders’ use of any prospectus that is a part of a Shelf Registration Statement is suspended pursuant to Section 2.03.

(f) When effective, the Shelf Registration Statement (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in the Shelf Registration Statement, in the light of the circumstances under which such statements are made); provided, however, the Company shall have no such obligations or liabilities with respect to any information pertaining to any Holder furnished in writing to the Company by or on behalf of such Holder specifically for inclusion therein.

Section 2.02 Underwritten Offering.

(a) In the event that any Holder or group of Holders holding at least twenty-five percent (25%) of the Registrable Shares (the “Requesting Holders”) elects to dispose of Registrable Shares under the Shelf Registration Statement pursuant to an Underwritten Offering, the Holders or group of Holders shall so advise the Company, the Company shall, at the request of such Requesting Holders, enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities with the underwriter or underwriters selected pursuant to Section 2.02(d) and shall take all such other reasonable actions as are requested by the Managing Underwriter of such Underwritten Offering and/or the Requesting Holders in order to expedite or facilitate the disposition of, subject to Section 2.02(c), such Registrable Shares and the Registrable Shares requested to be included by any Shelf Piggybacking Holder (a “Shelf Underwritten Offering”); provided, however, that the Company shall have no obligation to facilitate or participate in more than one (1) Shelf Underwritten Offering in any 180-day period or more than three (3) Shelf Underwritten Offerings in total under this Agreement; provided further, that a Shelf Underwritten Offering shall not count against such limit unless and until the Holder(s) requesting such registration are able to sell at least seventy-five percent (75%) of the Registrable Shares requested to be included in such Shelf Underwritten Offering.

(b) If the Company receives a Shelf Underwritten Offering Request from Requesting Holders, it will give written notice of such proposed Shelf Underwritten Offering to each Holder (other than the Requesting Holder), which notice shall be held in strict confidence by such Holders and shall include the anticipated filing date of the related Underwritten Offering Filing and, if known, the number of Registrable Shares that are proposed to be included in such Shelf Underwritten Offering, and of such Holders’ rights under this Section 2.02(b). Such notice shall be given promptly and in any event, at least five (5) Business Days before the filing of the Underwritten Offering Filing or two (2) Business Days before the filing of the Underwritten Offering Filing in connection with a bought or overnight Underwritten Offering); provided, that if the Shelf Underwritten Offering is a bought or overnight Underwritten Offering and the Managing Underwriter advises the Company and the Requesting Holder in writing that the giving of notice pursuant to this Section 2.02(b) would adversely affect the offering, no such notice shall be required (and such Holders shall have no right to include Registrable Shares in such bought or overnight Underwritten Offering); and provided further, that the Company shall not so notify (or be required to so notify) any such other Holder that has notified the Company (and not revoked such notice) requesting that such Holder not receive notice from the Company of any proposed Shelf Underwritten Offering. Each such Holder shall then have four (4) Business Days (or one (1) Business Day in the case of a bought or overnight Underwritten Offering) after the date on which the Company delivered the notice pursuant to this Section 2.02(b) to request inclusion of Registrable Shares in the Shelf Underwritten Offering (which request shall specify the maximum number of Registrable Shares intended to be disposed of by such Holder and such Holder agrees to supply any information reasonably requested by the Company in connection with the preparation of a Registration Statement and/or any other documents relating to such registered offering, including a Selling Holder Questionnaire) (any such Holder making such request, a “Shelf Piggybacking Holder”). If no request for inclusion from a Holder is received within such period, such Holder shall have no further right to participate in such Shelf Underwritten Offering. In connection with a Shelf Underwritten Offering Request made by Requesting Holders, the Company shall not include any securities that are not Registrable Shares or Exchange Registrable Shares without the prior written consent of the Holders of a majority of the Registrable Shares included in such Shelf Underwritten Offering, which consent shall not be unreasonably withheld or delayed. If such consent of the Holders of majority of the Registrable Shares is provided, holders of securities other than Registrable Shares who timely and validly request to have shares of Common Stock held by them that are subject to registration rights (such securities, including Exchange Shares, “Other Registrable Securities”) may include such Other Registrable Securities in the Shelf Underwritten Offering, subject to any applicable limitations set forth in the applicable registration rights agreement(s) and Section 2.02(c) below.

(c) If the Managing Underwriter of the requested Shelf Underwritten Offering shall inform the Company and the Requesting Holders in writing of its belief that the number of Registrable Shares requested to be included in such Shelf Underwritten Offering by the Requesting Holders, when added to the number of Other Registrable Securities requested to be included by any Shelf Piggybacking Holders and any holders of Other Registrable Securities permitted to be included in the Shelf Underwritten Offering pursuant to Section 2.03(b), would materially adversely affect such offering, then the Company shall include in the applicable Underwritten Offering Filing, to the extent of the total number of Registrable Shares and such permitted Other Registrable Securities that the Company is so advised can be sold in such Shelf Underwritten Offering without so materially adversely affecting such offering (the “Maximum Number of Shares”), in the following priority:

(i) First, all Registrable Shares that the Requesting Holders and any Shelf Piggybacking Holders requested to be included therein, allocated among the Requesting Holders and any Shelf Piggybacking Holders pro rata based on the number of Registrable Shares each requested to be included, in proportion to the total number of Registrable Shares requested to be included;

(ii) Second, to the extent that the number of Registrable Shares subject to Section 2.02(c)(i) is less than the Maximum Number of Shares, the Other Registrable Securities and shares of Common Stock requested to be included by any other Persons having registration rights with respect to such offering, pro rata among such other Persons based on the number of Other Registrable Securities or shares of Common Stock each requested to be included, in proportion to the total number of Other Registrable Securities and shares of Common Stock requested to be included by such other Persons.

(d) The Company shall select the Managing Underwriter and any other underwriters in connection with such Shelf Underwritten Offering. The Requesting Holders shall determine the pricing of the Registrable Shares offered pursuant to any Shelf Underwritten Offering and the applicable underwriting discounts and commissions, subject to Section 2.03.

Section 2.03 Delay and Suspension Rights. Notwithstanding any other provision of this Agreement, the Company may suspend the Holders’ use of any prospectus that is a part of a Shelf Registration Statement or delay effecting a Shelf Underwritten Offering upon written notice to each Holder whose Registrable Shares are included in such Shelf Registration Statement or such Shelf Underwritten Offering (provided that in no event shall such notice contain any material non-public information regarding the Company) (in which event such

Holder shall immediately discontinue sales of Registrable Shares pursuant to such Registration Statement but may settle any then-contracted sales of Registrable Shares), in each case for a period of up to 60 days, if the Company reasonably determines (i) that such delay or suspension is in the best interest of the Company and its stakeholders generally due to a pending securities offering by the Company, or any proposed material acquisition, merger, tender offer, business combination, corporate reorganization, consolidation or other material transaction involving the Company, in each case that would be materially and adversely affected by required disclosure of such transaction in such prospectus or Shelf Underwritten Offering, (ii) that such registration, offering or the use of any prospectus that is a part of a Shelf Registration Statement would render the Company unable to comply with applicable securities laws (including because of requirements to produce financial statements with regard to acquired businesses) or (iii) that such registration or offering would require disclosure of material information and such disclosure would materially and adversely affect the Company (any such period, a “Suspension Period”); provided that such Suspension Period is also applied to all Anticipated Rights Holders; provided further, however, that in no event shall any Suspension Periods applicable to the Holders collectively exceed an aggregate of 90 days in any twelve-month period.

Section 2.04 Piggyback Registration Rights.

(a) Subject to Section 2.04(c), if the Company at any time proposes to file an Underwritten Offering Filing for an Underwritten Offering of shares of Common Stock for its own account or for the account of any other Persons who have or have been granted registration rights (a “Piggyback Underwritten Offering”), other than the filing of a registration statement pursuant to the Anticipated Registration Rights Agreements, it will give written notice of such Piggyback Underwritten Offering to each Holder, which notice shall be held in strict confidence by such Holders and shall include the anticipated filing date of the Underwritten Offering Filing and, if known, the number of shares of Common Stock that are proposed to be included in such Piggyback Underwritten Offering, and of such Holders’ rights under this Section 2.04(a). Such notice shall be given promptly (and in any event at least five (5) Business Days before the filing of the Underwritten Offering Filing or two (2) Business Days before the filing of the Underwritten Offering Filing in connection with a bought or overnight Underwritten Offering); provided, that if the Piggyback Underwritten Offering is a bought or overnight Underwritten Offering and the Managing Underwriter advises the Company in writing that the giving of notice pursuant to this Section 2.04(a) would adversely affect the offering, no such notice shall be required (and such Holders shall have no right to include Registrable Shares in such bought or overnight Underwritten Offering). Each such Holder shall then have four (4) Business Days (or one (1) Business Day in the case of a bought or overnight Underwritten Offering) after the date on which the Holders received notice pursuant to this Section 2.04(a) to request inclusion of Registrable Shares in the Piggyback Underwritten Offering (which request shall specify the maximum number of Registrable Shares intended to be disposed of by such Holder and include such other information as is requested pursuant to clause (i) of Section 2.05(f)) (any such Holder making such request, a “Piggybacking Holder”). If no request for inclusion from a Holder is received within such period, such Holder shall have no further right to participate in such Piggyback Underwritten Offering. Subject to Section 2.04(c), the Company shall use commercially reasonable efforts to include in the Piggyback Underwritten Offering all Registrable Shares that the Company has been so requested to include by the Piggybacking Holders; provided, however, that if, at any time after giving written notice of a proposed

Piggyback Underwritten Offering pursuant to this Section 2.04(a) and prior to the execution of an underwriting agreement with respect thereto, the Company or such other Persons who have or have been granted registration rights, as applicable, shall determine for any reason not to proceed with or to delay such Piggyback Underwritten Offering, the Company shall give written notice of such determination to the Piggybacking Holders (which such Holders will hold in strict confidence) and (i) in the case of a determination not to proceed, shall be relieved of its obligation to include any Registrable Shares in such Piggyback Underwritten Offering (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay, shall be permitted to delay inclusion of any Registrable Shares for the same period as the delay in including the shares of Common Stock to be sold for the Company’s account or for the account of such other Persons who have or have been granted registration rights, as applicable.

(b) Each Holder shall have the right to withdraw its request for inclusion of its Registrable Shares in any Piggyback Underwritten Offering at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to the Company of its request to withdraw; provided, that such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Shares in the Piggyback Registration as to which such withdrawal was made.

(c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.04 at any time in its sole discretion whether or not any Holder has elected to include Registrable Shares in such Registration Statement.

(d) If the Managing Underwriter of the Piggyback Underwritten Offering shall inform the Company of its belief that the number of Registrable Shares requested to be included in such Piggyback Underwritten Offering, when added to the number of shares of Common Stock proposed to be offered by the Company or such other Persons who have or have been granted registration rights (and any other shares of Common Stock requested to be included by any other Persons having registration rights on parity with the Piggybacking Holders with respect to such offering), would materially adversely affect such offering, then the Company shall include in such Piggyback Underwritten Offering, to the extent of the total number of securities which the Company is so advised can be sold in such offering without so materially adversely affecting such offering (the “Section 2.04 Maximum Number of Shares”), shares of Common Stock in the following priority:

(i) First, if the Piggyback Underwritten Offering is for the account of the Company, all shares of Common Stock that the Company proposes to include for its own account (the “Company Securities”) or, if the Piggyback Underwritten Offering is for the account of any other Persons who have or have been granted registration rights, all shares of Common Stock that such Persons propose to include (the “Other Securities”); and

(ii) Second, if the Piggyback Underwritten Offering is for the account of the Company, to the extent that the number of Company Securities is less than the Section 2.04 Maximum Number of Shares, the shares of Common Stock requested to be included by the Piggybacking Holders and holders of any other shares of Common Stock requested to be included by Persons having rights of registration on parity with the

Piggybacking Holders with respect to such offering, pro rata among the Piggybacking Holders and such other holders based on the number of shares of Common Stock each requested to be included and, if the Piggyback Underwritten Offering is for the account of any other Persons who have or have been granted registration rights, to the extent that the number of Other Securities is less than the Section 2.04 Maximum Number of Shares, the shares of Common Stock requested to be included by the Piggybacking Holders, pro rata among the Piggybacking Holders.

(e) The Company or the other Persons who have or have been granted registration rights initiating such Piggyback Underwritten Offering (if so entitled pursuant to such registration rights), as applicable, shall select the underwriters in any Piggyback Underwritten Offering and shall determine the pricing of the shares of Common Stock offered pursuant to any Piggyback Underwritten Offering, the applicable underwriting discounts and commissions and the timing of any such Piggyback Underwritten Offering.

Section 2.05 Participation in Underwritten Offerings. In connection with any Underwritten Offering contemplated by Section 2.02 or Section 2.04:

(a) the underwriting agreement into which each Selling Holder and the Company shall enter into shall contain such representations, covenants, indemnities (subject to Section 2.10) and other rights and obligations as are customary in underwritten offerings;

(b) no Selling Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties, agreements or indemnities regarding such Selling Holder, such Selling Holder’s title in the securities being registered on its behalf, the Selling Holder’s authority to enter into such underwriting agreement and to sell, and information provided by such Selling Holder for inclusion in the Registration Statement relating thereto and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by law;

(c) the Company shall enter into such customary agreements and take all such other customary actions as the Selling Holders or the Managing Underwriter of such offering reasonably request in order to expedite or facilitate the disposition of such Registrable Shares (including, without limitation, making appropriate officers of the Company available to participate in “road show” and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Shares);

(d) the Company shall use commercially reasonable efforts to provide to each Selling Holder a copy of any auditor “comfort” letters, customary legal opinions or reports of the independent petroleum engineers of the Company relating to the oil and gas reserves of the Company, in each case that have been provided to the Managing Underwriter in connection with the Underwritten Offering;

(e) any participation by Holders in a Piggyback Underwritten Offering shall be in accordance with the plan of distribution of (i) the Company, if such Piggyback Underwritten Offering is for the account of the Company, or (ii) any other Persons who have or have been granted registration rights, if the Piggyback Underwritten Offering is for the account of such other Persons; and

(f) in connection with any Piggyback Underwritten Offering in which any Holder includes Registrable Shares pursuant to Section 2.04, such Holder agrees (i) to supply any information reasonably requested by the Company in connection with the preparation of a Registration Statement and/or any other documents relating to such registered offering (including a Selling Holder Questionnaire) and (ii) to execute and deliver any agreements and instruments being executed by all holders on substantially the same terms reasonably requested by the Company or the Managing Underwriter, as applicable, to effectuate such registered offering, including, without limitation, underwriting agreements (subject to Section 2.05(a)-(b)), custody agreements, customary lock-up agreements pursuant to which such Holder agrees not to sell or purchase any securities of the Company for the same period of time following the registered offering as is agreed to by the Company and the other participating holders (not to exceed a period of 90 days) or such shorter period as the Managing Underwriter shall agree to, powers of attorney and questionnaires.

Section 2.06 Registration and Sale Procedures.

In connection with its obligations under this Article II and with respect to each Registration Statement that includes Registrable Shares, the Company will:

(a) as promptly as reasonably practicable prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by the Registration Statement;

(b) use commercially reasonable efforts to make available to each Selling Holder (i) as far in advance as reasonably practicable before filing the Registration Statement, any prospectus used in connection therewith or any amendment thereto, upon its reasonable request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder reasonably in advance of any such filing with respect to such information prior to filing the Registration Statement, prospectus or amendment thereto, and (ii) such number of copies of the Registration Statement and the prospectus included therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares covered thereby;

(c) if applicable, use commercially reasonable efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request; provided, however, that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify, take any action that would subject the Company to any material tax in any such jurisdiction where it is not then so subject, or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(d) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of the Registration Statement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the Registration Statement or any prospectus or prospectus supplement thereto;

(e) (i) immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (A) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in the light of the circumstances under which such statements were made); (B) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or the initiation of any proceedings for that purpose; or (C) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the applicable securities or blue sky laws of any jurisdiction; and (ii) subject to Section 2.03, following the provision of such notice, as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and use commercially reasonable efforts to remove a stop order, suspension, threat thereof or proceedings related thereto;

(f) subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to the Registration Statement;

(g) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(h) use commercially reasonable efforts to cause all such Registrable Shares registered pursuant to this Agreement to be listed on the principal securities exchange or nationally recognized quotation system on which the Common Stock is then listed;

(i) use commercially reasonable efforts to cause the Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Shares;

(j) provide a transfer agent and registrar for all Registrable Shares covered by such Registration Statement and a CUSIP number for all such Registrable Shares, in each case, not later than the effective date of the Registration Statement, and in the case of any Shelf Registration Statement, deliver to the Company’s transfer agent on the date such Shelf Registration Statement is declared effective by the Commission written notice that such Shelf Registration Statement has been declared effective and may be used for resales of Registrable Shares;

(k) if requested by a Selling Holder, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Selling Holder reasonably requests in writing to be included therein relating to the sale and distribution of Registrable Shares, including information with respect to the number of Registrable Shares being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Shares to be sold in such offering, and (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(l) make available upon reasonable notice at reasonable times and for reasonable periods for inspection by any Selling Holder of Registrable Shares, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Selling Holder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement; provided, that the Company need not disclose any non-public information to any such person unless and until such person has entered into a confidentiality agreement with the Company on terms reasonably acceptable to the Company and such third party;

(m) permit any Holder that, in the reasonable judgment of such Holder and its counsel might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such Registration Statement and to require the insertion therein of language, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included;

(n) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Shares included in such Registration Statement for sale in any jurisdiction, use commercially reasonable efforts promptly to obtain the withdrawal of such order; and

(o) otherwise use commercially reasonable efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

For the avoidance of doubt, references in this Section 2.06 to the Company using commercially reasonable efforts with respect to specific actions described herein above do not diminish or alter the Company’s obligations to use best efforts pursuant to Section 2.01(a) to file and cause the Shelf Registration Statement to be declared effective by the Effectiveness Deadline and the Company’s obligations to use best efforts pursuant to Section 2.01(e) to cause the Shelf Registration Statement to remain effective, and, subject to Section 2.03, to be supplemented and amended to the extent necessary to ensure that the Shelf Registration Statement is available for the resale of all of the Registrable Shares by the Holders throughout the Effectiveness Period.

Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (e) of this Section 2.06, shall forthwith discontinue offers and sales of the Registrable Shares by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 2.06 or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will deliver to the Company (at the Company’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

Section 2.07 Cooperation by Holders.

The Company shall have no obligation to include Registrable Shares of a Holder in a Registration Statement who has failed to furnish, within five (5) Business Days of a request by the Company, such information that the Company determines, after consultation with its counsel, is reasonably required in order for the Registration Statement or prospectus supplement, as applicable, to comply with the Securities Act. The Company may require each Holder to furnish to the Company a written statement as to the aggregate number of shares of Common Stock beneficially owned by such Holder. Without limiting the foregoing, with respect to the Shelf Registration Statement, each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex A (a “Selling Holder Questionnaire”) on a date that is not less than ten (10) Business Days after the Closing Date or three (3) Business Days following the date on which such Holder receives draft materials in accordance with Section 2.06(b).

Section 2.08 [Intentionally Omitted].

Section 2.09 Expenses.

The Company will pay all Registration Expenses. Each Selling Holder shall bear or pay its pro rata share (based on Registrable Shares sold hereunder) of all Selling Expenses in connection with any sale of its Registrable Shares hereunder.

Section 2.10 Indemnification and Contribution.

(a) Indemnification by the Company. The Company shall indemnify and hold harmless each Selling Holder, its directors, officers managers, employees, investment managers, agents and Affiliates and each other Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any losses, claims, damages or liabilities, joint or several (collectively, “Losses”) to which such Selling Holder or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or any preliminary prospectus, free writing prospectus or final prospectus contained therein or related thereto, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus, in the light of the circumstances under which such statements were made), or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulations promulgated under the Securities Act, or the Exchange Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance required under this Agreement, and the Company will promptly reimburse such Selling Holder and each such director, officer, manager, employee, investment manager, agent, Affiliate and controlling person for reasonably and documented legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Losses, actions or proceedings (collectively, “Expenses”); provided that the Company shall not be liable in any such case to the extent that (i) any such Losses or Expenses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, free writing prospectus, final prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company in writing or electronically by or on behalf of such Selling Holder expressly for use in the preparation thereof, (ii) the Selling Holder continued to use a Registration Statement or Prospectus after the Company notified such Selling Holder to cease such use pursuant to Section 2.03(e) or (iii) the Company provided a corrected, supplemented or amended Registration Statement or Prospectus, and such corrected, supplemented or amended Registration Statement or Prospectus would have cured the defect giving rise to such Losses or Claim, but the Selling Holder continued to use the then outdated or uncorrected Registration Statement or Prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such director, officer or controlling person and shall survive the transfer of such securities by such Selling Holder.

(b) Indemnification by Selling Holders. Each Selling Holder, severally and not jointly and severally, will indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any Losses to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, and will reimburse them for any Expenses reasonably incurred by any of them (in each case in the same manner and to the same extent as set forth in Section

2.10(a)), insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) or Expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or any preliminary prospectus, free writing prospectus or final prospectus contained therein or related thereto, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus, in the light of the circumstances under which such statements were made), if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company in writing or electronically by or on behalf of such Selling Holder expressly for use in the preparation thereof (it being understood that any Selling Holder Questionnaire furnished by such Selling Holder is furnished expressly for this purpose). Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such Selling Holder.

(c) Notices of Claims; Indemnification Procedures. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 2.10(a) or Section 2.10(b), such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing (provided that the failure of the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.10, except to the extent the Indemnifying Party is actually prejudiced by such failure to give notice), and the Indemnifying Party shall be entitled to participate in such proceeding and, unless in the reasonable opinion of outside counsel to the Indemnified Party a conflict of interest between the Indemnified Party and Indemnifying Party may exist in respect of such claim, to assume the defense thereof jointly with any other Indemnifying Party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party that it so chooses, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other Expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation and costs incurred by the Indemnified Party as a witness or deponent in such matter; provided, however, that (i) if the Indemnifying Party fails to assume the defense or employ counsel reasonably satisfactory to the Indemnified Party, (ii) if such Indemnified Party who is a defendant in any action or proceeding which is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party that are not available to the Indemnifying Party or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct then, in any such case, the Indemnified Party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all Indemnified Parties (plus one firm of local counsel for all Indemnified Parties in each relevant jurisdiction)), and the Indemnifying Party shall be liable for any Expenses therefor. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

(d) Contribution.

(i) If the indemnification provided for in this Section 2.09 is unavailable to an Indemnified Party in respect of any Losses in respect of which indemnity is to be provided hereunder, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall to the fullest extent permitted by law contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company (on the one hand) and any Selling Holder (on the other hand) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(ii) The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 2.09(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 2.09(d)(i). The amount paid or payable by an Indemnified Party as a result of the Losses referred to in Section 2.09(d)(i) shall be deemed to include, subject to the limitations set forth above, any Expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e) Underwritten Offerings. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an Underwritten Offering with respect to the Registrable Shares are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Limitation of Holders’ Liability. Notwithstanding the provisions of this Section 2.09, no Holder shall be liable for indemnification or contribution pursuant to this Section 2.09 for any amount in excess of the net proceeds received by such Holder from the sale of Registrable Shares pursuant to a Registration Statement.

(g) Indemnification Payments. The indemnification and contribution required by this Section 2.09 shall be made by periodic payments of the amount of any such Losses or Expenses as and when bills are received or such Losses or Expenses are incurred.

Section 2.11 Rule 144 Reporting.

With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Shares to the public without registration, to the extent it shall be required to do so under the Exchange Act, the Company agrees to use reasonable best efforts to:

(a) make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof; and

(c) so long as a Holder owns any Registrable Shares, (i) furnish to a Holder promptly upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act and (ii) furnish to a Holder, unless otherwise made available via EDGAR, promptly upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

Section 2.12 Transfer or Assignment of Registration Right; Restriction on Granting Conflicting Registration Rights.

(a) The rights to cause the Company to register Registrable Shares granted to the Holders by the Company under this Article II may be transferred or assigned by the Holders only to one or more Permitted Transferees; provided, however, that (i) the Company is given written notice prior to such transfer or assignment, stating the name and address of each such Permitted Transferee and identifying the Registrable Shares with respect to which such registration rights are being transferred or assigned and (ii) each such Permitted Transferee assumes in writing responsibility for its portion of the obligations of the transferor under this Agreement.

(b) Except for this Agreement and the Anticipated Rights Agreements, the Company has not granted any registration rights with respect to Company Securities that are currently in effect. The Company represents that the Anticipated Rights Agreements, when effective, shall not conflict with or interfere with the rights granted to the Holders of Registrable Shares in this Agreement.

ARTICLE III

MISCELLANEOUS

Section 3.01 Communications.

All notices and other communications provided for or permitted hereunder shall be made in writing by electronic mail, courier service or personal delivery:

(a) if to a Holder, to such Holder at its address set forth in its Selling Holder Questionnaire or provided pursuant to Section 2.12, as applicable; and

(b) if to the Company, to it at:

Northern Oil and Gas, Inc.

601 Carlson Pkwy – Suite 990

Minnetonka, Minnesota 55305

Attention: General Counsel

Email: eromslo@northernoil.com

; or, in each case, to such other address for such party as shall have been communicated by such party by like notice.

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when delivery confirmed (including by electronic delivery confirmation), if sent by electronic mail; and when actually received, if sent by courier service.

Section 3.02 Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Shares to the extent permitted herein; provided, however, that all or any portion of the rights and obligations of any Holder under this Agreement may be transferred or assigned by such Holder only in accordance with Section 2.12.

Section 3.03 Recapitalization, Exchanges, Etc. Affecting the Shares.

The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Shares, and shall be appropriately adjusted for combinations, share splits, recapitalizations, pro rata distributions of shares and the like occurring after the date of this Agreement.

Section 3.04 Aggregation of Registrable Shares.

All Registrable Shares held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights and applicability of any obligations under this Agreement.

Section 3.05 Specific Performance.

Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.

Section 3.06 Counterparts.

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 3.07 Headings.

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.08 Governing Law.

THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT), WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION AGAINST ANY PARTY RELATING TO THE FOREGOING SHALL BE BROUGHT IN ANY FEDERAL OR STATE COURT OF COMPETENT JURISDICTION LOCATED WITHIN THE STATE OF NEW YORK, AND THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED WITHIN THE STATE OF NEW YORK OVER ANY SUCH ACTION. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH DISPUTE BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE. EACH OF THE PARTIES HERETO AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

Section 3.09 Severability of Provisions.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.10 Entire Agreement.

This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Company set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.11 Amendment.

This Agreement may be amended only by means of a written amendment signed by the Company and the Holder or Holders of more than fifty percent (50%) of the aggregate number of Registrable Shares; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.

Section 3.12 No Presumption.

If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.13 [Intentionally omitted].

Section 3.14 Independent Nature of Holders’ Obligations.

The obligations of each Holder under this Agreement are several and not joint and several, with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement. Nothing contained herein, and no action taken by any Holder pursuant thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

Section 3.15 Interpretation.

Article and Section references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by a Holder under this Agreement, such action shall be in such Holder’s sole discretion unless otherwise specified.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

COMPANY:

NORTHERN OIL AND GAS, INC.

By:	/s/ Erik Romslo
Name: Erik Romslo
Title: Executive Vice President, General Counsel and Secretary

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

SEVERALLY AND NOT JOINTLY FOR EACH ENTITY LISTED BELOW:

TPG SPECIALTY LENDING, INC.

By:	/s/ Joshua W. Easterly
Joshua W. Easterly, CEO

TOP III FINANCE 1, LLC

By:	/s/ Joshua Peck
Josh Peck, Vice President

TAO FINANCE 1, LLC

By:	/s/ Joshua Peck
Josh Peck, Vice President

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

Annex A

NORTHERN OIL AND GAS, INC.

Selling Holder Notice and Questionnaire

The undersigned beneficial owner of Second Lien Notes and/or Common Stock, as applicable (the “Registrable Shares”), of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Shares, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Shares are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Holder”) of Registrable Shares hereby elects to include the Registrable Shares owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Holder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Shares are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Holder:

Telephone:
Fax:
Contact Person:

3.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes	☐ No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Shares as compensation for investment banking services to the Company?

Yes	☐ No ☐

Note: If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes	☐ No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Shares in the ordinary course of business, and at the time of the purchase of the Registrable Shares to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Shares?

Yes	☐ No ☐

Note: If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Holder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Exchange Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Holder:

5.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past two years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein by the undersigned at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Northern Oil and Gas, Inc.

601 Carlson Pkwy – Suite 990

Minnetonka, Minnesota 55305

Attention: General Counsel

Email: eromslo@northernoil.com

A-4